                                                                    Exhibit 99.1

                          INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements                                            Page No.
----------------------------                                            --------

Report of Independent Registered Public Accounting Firm..............      2

Balance Sheet at December 31, 2005...................................      3

Statements of Operations for the period from inception
(August 23, 2005) to December 31, 2005...............................      4

Statements of Cash Flows for the period from inception
(August 23, 2005) to December 31, 2005...............................      5

Notes to Financial Statements........................................     6-13

Unaudited Financial Statements                                          Page No.
------------------------------                                          --------

Balance Sheets at March 31, 2006 (unaudited) and December 31, 2005...      14

Statement of Operations (unaudited) for the three months ended
March 31, 2006.......................................................      15

Statement of Cash Flows (unaudited) for the three months ended
March 31, 2006.......................................................      16

Notes to Financial Statements........................................    17-23

                                        1

                          Independent Auditors' Report

To the Board of Directors and Stockholders
Soft Wave Media, LLC

We have  audited  the  accompany  balance  sheet of Soft  Wave  Media,  LLC (the
Company) as of December 31, 2005 and the related  statements of  operations  and cash flows for the period from inception (August 23, 2005) to December 31, 2005.
These financial  statements are the responsibility of the Company's  management.
Our responsibility is to express an opinion of these financial  statements based on our audit.

We conducted our audit in accordance with generally  accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing  standards of the Public Company  Accounting  Oversight  Board
(United States).  Those standards  require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included  consideration of internal control over financial  reporting as a basis for designing audit  procedures that are appropriate in the  circumstances,  but not for the  purpose  of  expressing  an  opinion  on the  effectiveness  of the
Company's internal control over financial  reporting.  Accordingly we express no such  opinion.  An audit also  includes  examining,  on a test  basis,  evidence supporting the amounts and  disclosures in the financial  statements,  assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the  financial  position of Soft Wave Media,  LLC as of
December 31, 2005,  and the results of its operations and its cash flows for the period from inception  (August 23, 2005) to December 31, 2005 in conformity with accepted  accounting  principles  generally  accepted  in the  United  States of
America.

The accompanying  financial  statements have been prepared  assuming the Company will  continue  as a going  concern.  As  discussed  in Note 1 to the  financial statements,  the Company has incurred a significant net loss since its inception and has a working  capital  deficiency  of  $4,264,697  as of December 31, 2005, which raise  substantial doubt about its ability to continue as a going concern.
Management's  plans  regarding  this  matter are also  described  in Note 1. The financial  statements do not include any adjustments  that might result from the outcome of this uncertainty.

/s/ AMPER POLITZINER & MATTIA, P.C.
June 9, 2006
New York, New York

                                        2

                              SOFT WAVE MEDIA, LLC.
                                  BALANCE SHEET
                                DECEMBER 31, 2005

                                     ASSETS

CURRENT ASSETS
     Cash                                                            $    79,820
     Accounts receivable, net                                            306,262
                                                                     -----------

         TOTAL CURRENT ASSETS                                            386,082
                                                                     -----------

CAPITALIZED SOFTWARE, net of accumulated amortization                  1,055,111
                                                                     -----------

         TOTAL ASSETS                                                $ 1,441,193
                                                                     ===========

                        LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable                                                $   287,710
     Accrued expenses                                                    107,497
     Note payable to related parties, net of discount                  1,193,111
     Due to related parties                                            2,862,461
     Advances from investors                                             200,000
                                                                     -----------

         TOTAL CURRENT LIABILITIES                                     4,650,779

COMMITMENTS AND CONTINGENCIES

MEMBERS' DEFICIT                                                      (3,209,586)
                                                                     -----------

         TOTAL LIABILITIES AND MEMBERS' DEFICIT                      $ 1,441,193
                                                                     ===========

                        See notes to financial statements

                                        3

                              SOFT WAVE MEDIA, LLC
                             STATEMENT OF OPERATIONS
      FOR THE PERIOD FROM INCEPTION (AUGUST 23, 2005) TO DECEMBER 31, 2005

Net revenues                                                         $   190,453
                                                                     -----------

Cost and Expenses:
     Cost of revenues                                                    214,184
     Selling, general and administrative expenses                      3,167,283
                                                                     -----------

         Total Cost and expenses                                       3,381,467
                                                                     -----------

Operating loss                                                        (3,191,014)

Interest expense, net                                                     18,572
                                                                     -----------

Net Loss (transferred to members' deficit)                           $(3,209,586)
                                                                     ===========

                        See notes to financial statements

                                        4

                              SOFT WAVE MEDIA, LLC
                             STATEMENT OF CASH FLOWS
      FOR THE PERIOD FROM INCEPTION (AUGUST 23, 2005) TO DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                        $(3,209,586)
     Adjustments to reconcile net loss to net cash used in
       operating activities:

     Amortization of capitalized software                                131,889
     Amortization of debt discount                                         6,111
     Changes in operating assets and liabilities:
         Accounts receivable                                            (306,262)
         Accounts payable                                                287,710
         Accrued expenses                                                107,497
         Due to related parties                                        2,862,461
                                                                     -----------

              Net cash used in operating activities                     (120,180)
                                                                     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
         Advances from investors                                         200,000
                                                                     -----------

Net increase in cash                                                      79,820

Cash - beginning of period                                                  --
                                                                     -----------

Cash - ending of period                                              $    79,820
                                                                     ===========

                       SUPPLEMENTAL CASH FLOW DISCLOSURES

The Company acquired software in exchange for a note payable of $1,187,000,  net of discount, from a related party. See note 4.

                        See notes to financial statements

                                        5

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF BUSINESS AND BASIS FOR PRESENTATION

NATURE OF BUSINESS

Soft Wave  Media,  LLC ("Soft  Wave" or the  "Company")  is a limited  liability company formed in the State of New York on August 23, 2005. In conjunction  with the formation of the Company, Zysys Solutions,  LLC and Integrated Marketing and
Promotional  Solutions,  Inc. ("IMPS")  contributed  certain  intangible assets, including but not limited to the domain name,  website content and  intellectual
property  related  to  the  website   www.remnantradio.com  and  the  associated
web-based radio advertising business operated by IMPS, to Alowex, LLC ("Alowex")
and Remnant Media, LLC, respectively, which in turn contributed these intangible assets to the  Company.  These  intangible  assets were  assigned  no value.  In addition, on August 23, 2005, the Company entered into an Agreement of Sale with
Alowex  whereby  Alowex  agreed  to sell to the  Company  the  software  and any intellectual  property  related to the software for the Remnant  Radio  Software
Platform,  which is the  predecessor  to the Company's  SoftWave  Radio Software
Platform.

On January 19, 2006, the Company entered into a contribution agreement with Soft
Wave  Media,  Inc.  (the  "Successor  Company"),   a  newly  formed  corporation
incorporated  in  the  State  of  Delaware  in  January  2006.  Pursuant  to the
contribution agreement, the Company contributed all of its assets and all of its liabilities to the Successor Company,  with the members of the Company receiving all of the issued stock of the Successor Company in an equal proportion to their ownership in the Company.  This transaction  effectively merged the Company into the Successor  Company and did not result in any change in ownership or control.
As such the assets and liabilities of the Successor Company are reflected at the carryover basis of the Company. In March 2006, Soft Wave Media, Inc. changed its name to SoftWave Media  Exchange,  Inc. See also note 8 for further  discussion.
The use of the "Company"  herein refers to the Company  through January 19, 2006 and the Successor Company subsequent to January 19, 2006.

Zysys Solutions,  LLC, IMPS,  Alowex, and Remnant Media, LLC are affiliated with the co-founders and management of the Company.

The  Company's  platform,   SoftWave  Radio,  is  a  dynamic,   transparent  and
accountable electronic open marketplace for the purchase, sale and management of radio  advertising  time.  The  Company's  platform  provides a  combination  of customization,  flexibility and control with a largely automated transaction and
reporting  process.   The  platform  enables  advertisers  and  broadcasters  to implement,  execute and manage  sophisticated media transactions in one process, from a single platform location in real-time with reduced overhead.

BASIS FOR PRESENTATION

The balance sheet as of December 31, 2005 and the  statement of  operations  and cash flows for the period from inception  (August 23, 2005) to December 31, 2005 include only the accounts of Soft Wave Media, LLC.

                                        6

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF BUSINESS AND BASIS FOR PRESENTATION (CONTINUED)

LIQUIDITY

The Company has incurred a  substantial  net loss since its  inception and has a working  capital  deficiency of $4,264,697 as of December 31, 2005,  which raise substantial  doubt about its ability to continue as a going  concern.  Such loss resulted from the Company's  lack of  significant  revenue and costs incurred in the  establishment  of its  infrastructure.  The Company  expects to continue to incur  significant  operating  expenses in order to execute its current business plan.

While the Company believes that it has access to sources of working capital that are  sufficient to fund its  operations  for the year ending  December 31, 2006, including  approximately $1.5 million available from a revolving credit facility obtained on January 19, 2006 from a related  party,  there can be no  assurances that  sufficient  funds  will be  available.  The  Company  also  believes  that additional  capital  requirements  associated with its development can be met by raising debt or equity when needed,  though there can be no assurances  that the
Company  will be able to  raise  any  such  capital  or  upon  what  terms.  The accompanying  financial  statements  do not include any  adjustments  that might result from this uncertainty.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of revenues  and expenses during the  reporting  period.  The  Company's  most  significant  estimates and assumptions  made in the  preparation  of the  financial  statements  relate  to revenue  recognition and allowance for doubtful  accounts.  Actual results could differ from those estimates.

CASH

The Company may maintain significant cash balances with financial  institutions, which are not  covered by the Federal  Deposit  Insurance  Corporation.  No such balances  existed as of December  31,  2005.  The Company has not  incurred  any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

ACCOUNTS RECEIVABLE

Accounts  receivable  are  reported  at  the  amount  outstanding,  net  of  any allowances  for  amounts  that the  Company  believes  are not  collectible.  At
December 31, 2005, no allowance was deemed required.

CAPITALIZED SOFTWARE

In  accordance  with  Statement of Position  98-1,  ACCOUNTING  FOR THE COSTS OF
COMPUTER SOFTWARE  DEVELOPED OR OBTAINED FOR INTERNAL USE ("SOP 98-1"),  certain direct development costs associated with internal-use  software are capitalized.

                                        7

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

These costs  include  external  direct  costs of service  and payroll  costs for employees  devoting time to software  projects  principally  related to software coding,  designing  system  interfaces  and  installation  and  testing  of  the software.  These costs are  recorded as fixed  assets and are  amortized  over a period not to exceed three years beginning when the asset is substantially ready for use.  Costs  incurred  during  the  preliminary  project  stage,  as well as maintenance  and training costs are expensed as incurred.  Through  December 31,
2005, the Company has only  capitalized the cost of the software  purchased from
Alowex, based on the criteria of SOP 98-1.

Capitalized  software  is  stated  at cost less  accumulated  amortization.  The
Company  provides  for  amortization  on  capitalized  software by applying  the straight-line method over a 3 year life.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company  periodically reviews the carrying value of its long-lived assets in relation to historical  results,  as well as its best estimate of future trends, events and overall business climate.  If such reviews indicate that the carrying value of any of its assets may not be fully  recoverable,  the Company estimates the future cash flows  (undiscounted and without interest charges)  generated by the assets and recognize an impairment loss if those estimated future cash flows are insufficient to recover the carrying value of the assets.

REVENUE RECOGNITION AND PRESENTATION

The Company recognizes revenue when all of the following criteria have been met:
persuasive evidence of an arrangement exists;  services have been rendered;  the price to the  customer is fixed and  determinable  and  collectibility  from the customer is reasonably assured.  In most instances,  these criteria are met when the customer's  advertisement is aired, and it is at this point that the Company recognizes revenue. In compliance with Emerging Issues Task Force ("EITF") Issue
No. 99-19,  REPORTING  REVENUE GROSS AS A PRINCIPAL  VERSUS NET AS AN AGENT, the
Company  assesses  whether  the Company or the third  party  broadcaster  is the primary obligor.  In addition,  the Company gives  appropriate  consideration to other key  indicators  such as latitude in  establishing  price,  discretion  in broadcaster  selection  and who has credit  risk.  Considering  that the Company operates  broadly as a network  exchange  along with the  industry  practice  to generally  record revenue on a net versus gross basis, the Company believes that there  must be strong  evidence  in place to  overcome  the  presumption  of net revenue accounting. Accordingly, to date the Company has recorded revenue net of pass-through  charges,  based on the Company's assessment of the key indicators.
Should the Company enter into transactions where the key indicators suggest they are acting as a principal,  then the Company will record the gross amount billed as revenue.

For  the  period  from  inception  (August  23,  2005)  to  December  31,  2005, approximately 35% and 25% of the Company's net revenues came from two customers, respectively.

                                        8

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COST OF REVENUES

Cost of revenues  consists of the expenses  associated with the operation of the
Company's data centers including  amortization,  labor and bandwidth costs. Cost of revenues also include  expenses  related to the  amortization  of capitalized software  development  costs,  acquired  technologies  as well as other software development costs that are expensed in accordance with SOP 98-1.

INCOME TAXES

At December 31, 2005, the Company was organized as a limited  liability  company for  federal and state tax  purposes.  As a result,  the taxable  income was not subject to federal  corporate  taxes,  but rather  proportionately  included  in taxable income of the individual members of the limited liability company.

RECENT ACCOUNTING PRONOUNCEMENTS

In December  2004, the Financial  Accounting  Standards  Board  ("FASB")  issued
Statement on Financial  Accounting  Standard No. 153 ("SFAS 153"),  EXCHANGES OF
NONMONETARY ASSETS, AN AMENDMENT OF ACCOUNTING  PRINCIPLES BOARD ("APB") OPINION
NO. 29.

SFAS 153 eliminates the exception from fair value  measurement  for  nonmonetary exchanges  of similar  productive  assets in paragraph 21 (b) of APB Opinion No.
29, "Accounting for Nonmonetary Transactions", and replaces it with an exception for exchanges that do not have commercial  substance.  SFAS 153 specifies that a nonmonetary  exchange has  commercial  substance if the future cash flows of the entity are expected to change  significantly  as a result of the exchange.  SFAS
153 is effective for the fiscal  periods  beginning  after June 15, 2005 and the
Company has adopted  this  Statement in the first  quarter of 2006.  The Company currently does not anticipate  that the effects of the statement will materially affect its financial position or results of operations upon adoption.

In May  2005,  the FASB  issued  SFAS No.  154,  Accounting  Changes  and  Error
Corrections  - A  Replacement  of APB  Opinion No. 20 and FASB  Statement  No. 3
("SFAS No. 154"). SFAS No. 154 requires the  retrospective  application to prior periods' financial statements of changes in accounting  principle,  unless it is impractical to determine either the period-specific effects or cumulative effect of  the  accounting  change.  SFAS  No.  154  also  requires  that a  change  in depreciation,  amortization,  or depletion  method for long-lived  non-financial assets be accounted for as a change in accounting  estimate affected by a change in accounting  principle.  SFAS No. 154 is effective for accounting  changes and corrections  of errors made in fiscal years  beginning  after December 15, 2005.
The Company will adopt this provision, as applicable, during fiscal year 2006.

                                        9

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3   CAPITALIZED SOFTWARE

Capitalized Software at December 31, 2005 consists of:

Software                                                             $ 1,187,000

Less - Accumulated amortization                                         (131,889)
                                                                     -----------

                                                                     $ 1,055,111
                                                                     ===========

Amortization  expense was  approximately  $131,889 for the period from inception
(August 23,  2005) to December  31,  2005,  this amount is  reflected as cost of revenues.  The entire gross software amount above was acquired from Alowex, LLC, a related party. See note 4 for further discussion.

NOTE 4   NOTE PAYABLE TO RELATED PARTY

On August 23, 2005,  the Company  entered into an Agreement of Sale with Alowex, an entity that is wholly-owned by two  shareholders  and founders of the Company whereby  Alowex agreed to sell to the Company the software and any  intellectual
property  related  to  the  Remnant  Radio  Software  Platform,   which  is  the
predecessor to the Company's  SoftWave Radio  Platform.  As  consideration,  the
Company issued to Alowex a promissory note ("Original  Alowex  Promissory Note")
in the original  amount of $1,242,000,  representing  an amount agreed to by the co-founders  as fair value.  The note  provided for interest at a rate of 4% per annum,  with monthly payments of principal and interest  commencing on September
1,  2005  through  August  31,  2008  and is  subject  to a  security  agreement consisting  of  substantially  all of the  assets of the  Company.  However,  no amounts  were paid during  2005,  and the Original  Alowex  Promissory  Note was
canceled with a new note entered into on January 19, 2006, as noted below.

As the Original  Alowex  Promissory  Note was issued at a below market  interest rate,  the Company  imputed  interest at a market  rate on the  Original  Alowex
Promissory Note presented in the  accompanying  balance sheet net of a remaining discount of $48,889.

For the period from  inception  (August  23,  2005) to December  31,  2005,  the
Company  recognized $ 18,572 of interest expense,  including the amortization of the debt discount on the Original Alowex Promissory Note. $12,461 of this amount which is payable,  was not paid as of  December  31, 2005 and is included in the amount due to related parties on the accompanying balance sheet.

On January 19, 2006,  SoftWave Media Exchange,  Inc.,  successor to the Company, canceled  the  Original  Alowex  Promissory  Note  and  issued  to  Alowex a new promissory note in the amount of $1.4 million ("Alowex,  LLC Promissory  Note").
The Alowex, LLC Promissory Note provides for monthly payments of interest at the rate of 7% per annum  commencing  February  19, 2006 and monthly  principal  and interest payments of $33,524 commencing February 19, 2007 until January 19, 2011 on which date all  outstanding  principal and accrued  interest shall be due and payable.  This  agreement  is  subject  to a security  agreement  consisting  of substantially  all  assets of the  Company.  In the event the  Company  receives proceeds from the sale of equity securities in any single or a series of related transactions  in which the amount  raised  equals or exceeds  $10  million,  the entire note, including accrued interest,  is due and payable. In connection with entering into the Alowex,  LLC Promissory Note and canceling the Original Alowex
Promissory Note, the Company wrote off the remaining debt discount, the Original
Alowex Promissory Note and the accrued interest payable resulting in an interest expense charge of  approximately  $195,000 in 2006 related to this  transaction.
The Original Alowex  Promissory Note is classified as a current liability in the accompanying  balance  sheet as it is currently  the intention of the Company to satisfy the Alowex LLC Promissory Note within the year.

                                       10

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5   REVOLVING CREDIT FACILITY

On January 19, 2006 and as subsequently  amended on May 15, 2006, SoftWave Media
Exchange,  Inc., entered into a credit facility with Soft Wave Funding,  LLC, an entity owned by two  shareholders  of SoftWave  Media  Exchange,  Inc. While the credit facility  provides for a $1.5 million  revolving loan that matures on the earlier of  September  1, 2006 or the date the  SoftWave  Media  Exchange,  Inc.
receives  proceeds from the sale of equity  securities in any single or a series of related  transactions  in which the amount  raised equals or exceeds the then outstanding amount under the credit facility, the Company has no assurances that these funds will be available.  Loans under the credit facility bear interest at the rate of 8.0% per  annum  and are  secured,  on a  subordinated  basis to the
Alowex,  LLC  Promissory  Note,  by  substantially  all  of the  SoftWave  Media
Exchange, Inc. assets.

NOTE 6   ALOWEX AND REMNANT LETTER AGREEMENTS

On January  19,  2006,  in  consideration  for  services  provided by Alowex and
Remnant Media,  LLC to the Company and the  contributions  that each had made to the  development  of the Company,  its software and its website,  SoftWave Media
Exchange,  Inc.,  the  successor to the  Company,  agreed to pay each party $1.3 million.

If SoftWave  Media  Exchange,  Inc.  receives  proceeds  from the sale of equity securities in any single or a series of related transactions in which the amount raised equals or exceeds $10 million, under the terms of these letter agreements all amounts are due and payable, otherwise these amounts are due on demand at an interest  rate of 6%. As of  December  31,  2005,  the  Company  has  recorded a liability  and  expense of $2.6  million.  The  liability  is included as due to related parties in the accompanying balance sheet.

NOTE 7   OPERATING LEASES

The  Company's  executive,  administrative  and operating  offices,  and network operations  center are  located in  approximately  4,400  square  feet of leased office space located in Irvington,  New York.  Currently this space is leased by related parties IMPS and Zysys Solutions, LLC with the rent being charged to the
Company as a fee. See Note 9.

In May 2006 the Company's successor, SoftWave Media Exchange, Inc., entered into a lease to secure  approximately  24,000 square feet of space in the same office complex.  The lease has a five year term,  at an initial  rate of  approximately
$617,000 per year with a price escalation  clause of 3.5% per year. In addition, the Company has entered into certain  agreements  with third  parties to provide redundancy  of the  Company's  computer  network  operations,  with prices to be determined based on square footage needed, which has yet to be determined.

                                       11

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 8   MEMBERS' DEFICIT

As of December 31, 2005,  the  membership  interests in the Company were held as follows:

         Alowex, LLC               50.0%
         Remnant Media, LLC        50.0%

In connection with the initial  formation of the Company,  there were no capital contributions.  Hence,  members'  deficit  in  the  accompanying  balance  sheet represents  the net loss incurred from  inception  (August 23, 2005) to December
31, 2005.

On January  19,  2006,  pursuant  to the  contribution  agreement,  the  Company received 160 million shares of common stock of Soft Wave Media,  Inc. which were subsequently  distributed  equally to the Company's members,  Alowex and Remnant
Media which both  received  80 million  shares of common  stock.  On January 19,
2006,  Soft Wave Media,  Inc. also sold 40 million  additional  shares of common stock to new  investors for  $2,000,000.  The  stockholders  also entered into a registration rights agreement which provides for, as defined, the right of first refusal and  incidental  registration  rights if the Company  proposes to file a registration  statement  under the  Securities  Act.  In  December  2005,  these investors  advanced  the Company  $200,000  toward the  purchase of these shares which is reflected as a liability in the accompanying balance sheet.  Concurrent with this  investment  the Company  agreed to pay to Alowex and Remnant  Media a total of $400,000 for past consulting services included in selling,  general and administrative  expenses in the  accompanying  statement of  operation.  Of this amount $150,000 was paid prior to December 31, 2005, with the balance  reflected as due to related  parties,  in the  accompanying  balance sheet.  The ownership structure of the Successor Company after this transaction is as follows:

              Shareholders                    # of Common Shares
         ------------------------           ------------------------

         Alowex, LLC                               80,000,000
         Remnant Media, LLC                        80,000,000
         New investors                             40,000,000
                                                  -----------

         Total shares outstanding                 200,000,000
                                                  ===========

On January 31, 2006, each of Alowex and Remnant Media  distributed its shares to its respective members.

On April 20, 2006,  certain  shareholders of the SoftWave Media  Exchange,  Inc.
collectively  sold 2,078,479  shares of common stock of SoftWave Media Exchange,
Inc. in a private placement to 65 purchasers at a price of $1.50 per share.

                                       12

                              SOFT WAVE MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 9   RELATED PARTY TRANSACTIONS

Amounts owed to Related Parties as of December 31, 2005:

Alowex Note payable (see Note 4)                   $1,193,111

Letter agreements:  (see Note 6)
Alowex LLC                                          1,300,000
Remnant Media LLC                                   1,300,000
Services provided - Alowex LLC                        137,467
Remnant Media LLC                                     125,000
                                                   ----------

Due to related parties                             $2,862,461
                                                   ==========

During the period  ended  December  31,  2005 the  Company  received  consulting services, web hosting services and rent charges totaling $650,000 from companies owned by shareholders of the company; such amounts have been included in Selling general and  administrative  expenses in the accompany  statement of operations.
The  Company  has  also   included   $2.6   million  in  Selling,   general  and
administrative  expense representing the amounts owed to Alowex, LLC and Remnant
Media LLC under the letter  agreements with each of these related  parties.  See note 6.

                                       13

                          SOFTWAVE MEDIA EXCHANGE, INC.
                                 BALANCE SHEETS

                                                           March 31, 2006      December 31, 2005
                                                            (Unaudited)               (A)

                                          ASSETS
Current Assets
     Cash                                                    $  776,925         $    79,820
     Accounts receivable, net                                   918,953             306,262
                                                             ----------         -----------

         Total Current Assets                                 1,695,878             386,082

Property and equipment, net of accumulated
depreciation and amortization                                 1,101,562           1,055,111
                                                             ----------         ----------

         Total Assets                                        $2,797,440         $ 1,441,193
                                                             ----------         -----------

                     LIABILITIES AND STOCKHOLDERS' (MEMBERS') DEFICIT

Current Liabilities
     Accounts payable                                        $  671,745         $   287,710
     Accrued expenses                                           297,497             107,497
     Note payable to related parties, net of discount         1,400,000           1,193,111
     Due to related parties                                   2,600,000           2,862,461
     Advances from investors                                         --             200,000
                                                                                -----------

         Total Current Liabilities                            4,969,242           4,650,779
                                                             ----------         -----------

Commitments and Contingencies

Stockholders' (Members') Deficit

Common Stock                                                    400,000              --
Paid in capital                                               1,582,000              --
Accumulated Deficit                                          (4,153,802)         (3,209,586)
                                                             ----------         -----------

         Total Stockholders' (Members') Deficit              (2,171,802)         (3,209,586)
                                                             ----------         -----------

         Total Liabilities and Stockholders'
         (Members') Deficit                                  $2,797,440         $ 1,441,193
                                                             ==========         ===========

(A) Represents Predecessor company, Soft Wave Media, LLC. (see Note 1).

                            See notes to financial statements.

                                            14

                          SOFTWAVE MEDIA EXCHANGE, INC.
                             STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                                   (UNAUDITED)

Net Revenues                                                 $ 208,755
                                                             ---------

Costs and expenses:

     Cost of revenues                                          162,363
     Selling, general and administrative expenses              784,816
                                                             ---------

Total Cost and expenses                                        947,179
                                                             ---------

Operating loss                                                (738,424)

Interest expense, net                                          205,792
                                                             ---------

Loss before income taxes                                      (944,216)

Income taxes                                                      --

Net loss                                                     $(944,216)
                                                             =========

                        See notes to financial statements

                                       15

                          SOFTWAVE MEDIA EXCHANGE, INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                                   (UNAUDITED)

Cash Flows From Operating Activities
     Net loss                                                $  (944,216)
     Adjustments to reconcile net loss to net cash
     used in operating activities:

     Depreciation and amortization                               101,364
     Stock based compensation                                      3,000
     Changes in operating assets and liabilities:
         Accounts receivable                                    (612,691)
         Accounts payable                                        384,035
         Accrued expenses                                        190,000
         Due to related parties                                 (262,461)
                                                             -----------

              Net cash used in operating activities           (1,140,969)
                                                             -----------

Cash Flows From Investing Activities
         Purchase of property and equipment                     (147,815)
                                                             -----------

Cash Flows From Financing Activities
         Issuance of common stock                              1,779,000
         Increase in Note payable to related party               206,889
                                                             -----------

              Net Cash Provided by Financing Activities        1,985,889
                                                             -----------

Net increase in cash                                             697,105

Cash at beginning of period                                       79,820
                                                             -----------

Cash at end of period                                        $   776,925
                                                             ===========

                            Supplemental Information

     Cash interest paid                                      $    16,333

     Non-cash  transaction  - in the quarter  ended March 31, 2006,  the Company issued common stock of $200,000 for cash received in the prior period which was reflected as a liability in the December 31, 2005 balance sheet.

                       See notes to financial statements.

                                       16

                          SOFTWAVE MEDIA EXCHANGE, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF BUSINESS AND BASIS FOR PRESENTATION

NATURE OF BUSINESS

SoftWave Media Exchange,  Inc. ("SoftWave" or the "Company") was incorporated as
Soft Wave Media,  Inc., in the State of Delaware in January,  2006, and in March
2006 changed its name to SoftWave Media Exchange, Inc.

On January 19, 2006, the Company entered into a contribution agreement with Soft
Wave Media, LLC and its members,  Alowex, LLC ("Alowex") and Remnant Media, LLC, whereby Soft Wave Media,  LLC (the  "Predecessor")  contributed all of its asset and all of its  liabilities to the Company.  These assets  included but were not limited to  software,  intellectual  property,  domain name and website  content
related  to  the  Company's   current   technology   platform   SoftWave   Radio
(www.softwaveradio.com).  This  transaction  effectively  merged the Predecessor into the Company and did not result in any change in  ownership  or control.  As such the assets and liabilities of the Company, as of the contribution date, are reflected at the carryover basis of the Predecessor.

The  Company's  platform,   SoftWave  Radio,  is  a  dynamic,   transparent  and
accountable electronic open marketplace for the purchase, sale and management of radio  advertising  time.  The  Company's  platform  provides a  combination  of customization,  flexibility and control with a largely automated transaction and
reporting  process.   The  platform  enables  advertisers  and  broadcasters  to implement,  execute and manage  sophisticated media transactions in one process, from a single platform location in real-time with reduced overhead.

LIQUIDITY

The Company and the  Predecessor  have  incurred  substantial  losses  since the inception  (August  23,  2005)  of the  Predecessor  and has a  working  capital deficiency  of $3,273,364 as of March 31, 2006,  which raise  substantial  doubt about its ability to continue as a going concern.  Such losses resulted from the
Company's lack of significant revenue and costs incurred in the establishment of its  infrastructure.  The  Company  expects  to  continue  to incur  significant operating  expenses  in order to execute its current  business  plan.  While the
Company  believes  that it has access to sources  of  working  capital  that are sufficient  to fund  its  operations  for the year  ending  December  31,  2006, including  approximately $1.5 million available from a revolving credit facility obtained on January 19, 2006 from a related  party,  there can be no  assurances that  sufficient  funds  will be  available.  The  Company  also  believes  that additional  capital  requirements  associated with its development can be met by raising debt or equity when needed,  though there can be no assurances  that the
Company  will be able to  raise  any  such  capital  or  upon  what  terms.  The accompanying  financial  statements  do not include any  adjustments  that might result from this uncertainty.

                                       17

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UNAUDITED INTERIM FINANCIAL INFORMATION

The  accompanying  balance  sheet as of March  31,  2006 and the  statements  of operations  and cash  flows  for the  three  months  ended  March  31,  2006 are unaudited.  These unaudited interim  financial  statements have been prepared in accordance with accounting  principles  generally accepted in the United States.
In the opinion of management, the unaudited interim financial statements include all adjustments of a normal recurring nature necessary for the fair presentation of our financial  position as of March 31, 2006,  our results of operations  for the three  months  ended March 31, 2006 and our cash flows for the three  months ended March 31, 2006. The results of operations for the three months ended March
31, 2006 are not  necessarily  indicative  of the results to be expected for the year ending December 31, 2006.

These unaudited interim financial  statements should be read in conjunction with the December  31, 2005 audited  financial  statements  and related  notes of the
Predecessor, appearing elsewhere in this Private Placement Memorandum.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of revenues  and expenses during the  reporting  period.  The  Company's  most  significant  estimates and assumptions  made in the  preparation  of the  financial  statements  relate  to revenue  recognition and allowance for doubtful  accounts.  Actual results could differ from those estimates.

ACCOUNTS RECEIVABLE

Accounts  receivable  are  reported  at  the  amount  outstanding,  net  of  any allowances for amounts that the Company believes are not  collectible.  At March
31, 2006 and December 31, 2005, no allowance was deemed required.

CAPITALIZED SOFTWARE

In  accordance  with  Statement of Position  98-1,  Accounting  for the Costs of
Computer Software  Developed or Obtained for Internal Use ("SOP 98-1"),  certain direct development costs associated with internal-use  software are capitalized.
These costs  include  external  direct  costs of service  and payroll  costs for employees  devoting time to software  projects  principally  related to software coding,  designing  system  interfaces  and  installation  and  testing  of  the software.  These costs are  recorded as fixed  assets and are  amortized  over a period not to exceed three years beginning when the asset is substantially ready for use.  Costs  incurred  during  the  preliminary  project  stage,  as well as maintenance and training costs are expensed as incurred. Through March 31, 2006, the Company has only capitalized the cost of the software purchased from Alowex, a related party, based on the criteria of SOP 98-1.

                                       18

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and  equipment  is stated at cost less  accumulated  depreciation.  The
Company  provides for  depreciation  and  amortization on property and equipment used by applying the  straight-line  method over the following  estimated useful lives:

                                                 Estimated
Assets                                           Useful Lives
------                                           ------------

Capitalized software                             3 years
Computer equipment                               1-3 years

REVENUE RECOGNITION AND PRESENTATION

The Company recognizes revenue when all of the following criteria have been met:
persuasive evidence of an arrangement exists;  services have been rendered;  the price to the  customer is fixed and  determinable  and  collectibility  from the customer is reasonably assured.  In most instances,  these criteria are met when the customer's  advertisement is aired, and it is at this point that the Company recognizes revenue. In compliance with Emerging Issues Task Force ("EITF") Issue
No. 99-19,  Reporting  Revenue Gross as a Principal  versus Net as an Agent, the
Company  assesses  whether  the Company or the third  party  broadcaster  is the primary obligor.  In addition,  the Company gives  appropriate  consideration to other key  indicators  such as latitude in  establishing  price,  discretion  in broadcaster  selection  and who has credit  risk.  Considering  that the Company operates  broadly as a network  exchange  along with the  industry  practice  to generally  record revenue on a net versus gross basis, the Company believes that there  must be strong  evidence  in place to  overcome  the  presumption  of net revenue accounting. Accordingly, to date the Company has recorded revenue net of pass-through  charges,  based on the Company's assessment of the key indicators.
Should the Company enter into transactions where the key indicators suggest they are acting as a principal,  then the Company will record the gross amount billed as revenue.

COST OF NET REVENUE

Cost of revenues  consists of the expenses  associated with the operation of the
Company's data centers including  depreciation,  labor and bandwidth costs. Cost of revenues also include  expenses  related to the  amortization  of capitalized software  development  costs,  acquired  technologies  as well as other software development costs that are expensed in accordance with SOP 98-1.

INCOME TAXES

The Company applies the asset and liability approach to financial accounting and reporting  for income  taxes.  Deferred  income tax assets and  liabilities  are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts,  based on  enacted  tax laws and rates for the  periods  in which the  differences  are expected to affect taxable income.  Valuation  allowances are established,  when necessary, to reduce deferred tax assets to the amount expected to be realized.

                                       19

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The  Company  has  incurred  losses  since  its  formation  at the  time  of the contribution agreement; such losses create a deferred tax asset. The Company has established a valuation reserve equal to this asset.

STOCK-BASED COMPENSATION

In December 2004, the Financial  Accounting  Standards Board issued Statement of
Financial  Accounting Standards No. 123 (revised),  "Share-Based  Payment" (SFAS
123(R)).  SFAS 123(R)  eliminates  the  alternative  to use the intrinsic  value method of  accounting,  which  generally  resulted  in no  compensation  expense recorded in the financial statements related to the issuance of equity awards to employees.  SFAS 123(R)  requires that the cost  resulting  from all share based payment transactions be recognized in the financial statements.

SFAS 123(R)  establishes  fair value as the measurement  objective in accounting for share based payment  arrangements and requires all companies to apply a fair value based  measurement  method in  accounting  for  generally  all share based payment  transactions  with  employees.  The Company  adopted SFAS No. 123(R) in connection with its issuance of stock options during the quarter ended March 31,
2006 (no options were issued by the Predecessor prior to this quarter).

During the quarter ended March 31, 2006, the Company  issued 600,000  options to purchase  shares  of  common  stock at an  exercise  price of $.05 per share and
200,000  options to purchase shares of common stock at an exercise price of $1.0 per share.  In  accordance  with SFAS 123(R) the Company  recorded an expense of
$3,000.

The Company  used the  Black-Scholes  option-pricing  model to estimate the fair
value  of  these   stock-based   awards  with  the  following   weighted-average
assumptions for the indicated periods:

              Risk-free interest rate                          4.50%

              Expected lives                                 4 years

              Expected dividends                                 $ -

              Volatility                                         35%

The following table summarizes the Company's stock option activity:

                                                        Weighted Average       Option Price
                                      Shares             Exercise Price           Range
                                 ----------------       ----------------       -------------
Balance at December 31, 2005             -                          -                -
Granted                               800,000            $         0.29        $0.05 - $1.00
Exercised                                -                          -                -
Forfeited                                -                          -                -
                                 ----------------       ----------------       -------------
Balance at March 31, 2006             800,000            $         0.29        $0.05 - $1.00
                                 ================       ================       =============

                                              20

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following  table  summarizes  information  about the Company's stock options outstanding at March 31, 2006:

                    Options Outstanding                         Options Exercisable
     --------------------------------------------------      --------------------------

                                 Weighted      Weighted                        Weighted
    Range of       Number         Average       Average         Number          Average
    Exercise     Outstanding     Remaining      Exercise      Exercisable      Exercise
     Prices       at 3/31/06       Life          Price       as of 3/31/06      Price
     ------       ----------       ----          -----       -------------      -----
     $0.05         600,000         4.83          $0.05          100,000         $0.05
     $1.00         200,000         4.88          $1.00             -            $1.00

On June 2, 2006, the Company's Board of Directors  adopted the 2006 Stock Option
Plan (the  "Plan").  3,000,000  shares of the  Company's  common  stock has been reserved for issuance under the Plan.

NOTE 3   PROPERTY AND EQUIPMENT

Property and equipment consists of:                        March 31, 2006       December 31, 2005
                                                           --------------       -----------------
Capitalized Software                                         $ 1,187,000          $ 1,187,000
Computer Equipment                                               146,815               --
                                                               1,333,815            1,187,000
Less - Accumulated depreciation and amortization                (233,253)            (131,889)
                                                             $ 1,101,562          $ 1,055,111

Depreciation and amortization  expense was approximately  $101,000 for the three months ended March 31, 2006, this amount is reflected as cost of revenues.

NOTE 4   NOTE PAYABLE TO RELATED PARTY

On August 23, 2005,  the Company  entered into an Agreement of Sale with Alowex, an entity that is wholly-owned by two  shareholders  and founders of the Company whereby  Alowex agreed to sell to the Company the software and any  intellectual
property  related  to  the  Remnant  Radio  Software  Platform,   which  is  the
predecessor to the Company's SoftWave Radio Software Platform. As consideration, the Company  issued to Alowex a promissory  note  ("Original  Alowex  Promissory
Note") in the original amount of $1,242,000, representing an amount agreed to by the  co-founders  as fair value.  The note provided for interest at a rate of 4%
per annum,  with  monthly  payments of  principal  and  interest  commencing  on
September 1, 2005 through August 31, 2008 and is subject to a security agreement consisting  of  substantially  all of the  assets of the  Company.  However,  no amounts were paid during 2005 or 2006, and the Original  Alowex  Promissory Note
was canceled with a new note entered into on January 19, 2006, as noted below.

As the Original  Alowex  Promissory  Note was issued at a below market  interest rate, the Company imputed interest at a market rate resulting in a debt discount of approximately $55,000 as of January 19, 2006.

                                       21

NOTE 4   NOTE PAYABLE TO RELATED PARTY (CONTINUED)

On January 19, 2006, the Company  canceled the Original  Alowex  Promissory Note and  issued  to  Alowex a new  promissory  note in the  amount  of $1.4  million
("Alowex,  LLC Promissory  Note").  The Alowex, LLC Promissory Note provides for monthly payments of interest at the rate of 7% per annum commencing February 19,
2006 and monthly principal and interest payments of $33,524 commencing  February
19,  2007 until  January 19, 2011 on which date all  outstanding  principal  and accrued  interest  shall be due and  payable.  This  agreement  is  subject to a security agreement consisting of substantially all assets of the Company. In the event the Company  receives  proceeds from the sale of equity  securities in any single or a series of related  transactions in which the amount raised equals or exceeds $10 million,  the entire note,  including accrued  interest,  is due and payable.  In connection  with entering into the Alowex,  LLC Promissory Note and canceling  the  Original  Alowex  Promissory  Note,  the  Company  wrote off the remaining debt discount,  the Original  Alowex  Promissory  Note and the accrued interest  payable  resulting  in an  interest  expense  charge of  approximately
$195,000 in 2006 related to this transaction.  The Alowex LLC Promissory Note is classified  as a current  liability in the  accompanying  balance sheet as it is currently the intention of the Company to satisfy this within the year.

NOTE 5   REVOLVING CREDIT FACILITY

On January  19,  2006 and  subsequently  amended on May 15,  2006,  the  Company entered into a credit  facility with Soft Wave Funding,  LLC, an entity owned by two shareholders of the Company.  While the credit facility  provides for a $1.5 million  revolving  loan that matures on the earlier of September 1, 2006 or the date the Company  receives  proceeds  from the sale of equity  securities in any single or a series of related  transactions in which the amount raised equals or exceeds the then outstanding  amount under the credit facility,  the Company has no assurance that these funds will be available. Loans under the credit facility bear interest at the rate of 8.0% per annum and are secured,  on a  subordinated basis to the Alowex,  LLC Promissory Note, by substantially all of the Company's assets.  As of March 31,  2006 the Company  had no  borrowings  under the credit facility.

NOTE 6   ALOWEX AND REMNANT LETTER AGREEMENTS

On January  19,  2006,  in  consideration  for  services  provided by Alowex and
Remnant Media, LLC to the Predecessor and the  contributions  that each had made to the development of the Predecessor, its software and its website, the Company agreed to pay each party $1.3 million. If the Company receives proceeds from the sale of equity  securities in any single or a series of related  transactions in which the amount raised equals or exceeds $10 million,  under the terms of these letter  agreements all amounts are due and payable,  otherwise these amounts are due on demand at an interest  rate of 6%. As of December 31,  2005,  the Company recorded a liability and expense of $2.6  million.  The liability is included as due to related parties in the accompanying balance sheets.

NOTE 7   COMMITMENTS

In May 2006 the  Company  entered  into a lease to secure  approximately  24,000 square feet of space in the same office complex. The lease has a five year term, at an initial rate of $617,000 per year, with a price escalation  clause of 3.5%
per year.  In addition,  the Company has entered into  certain  agreements  with
third  parties  to  provide   redundancy  of  the  Company's   computer  network
operations,  with prices to be determined based on square footage needed,  which has yet to be determined.

                                       22

NOTE 8   STOCKHOLDERS' (MEMBERS') DEFICIT

On January 19, 2006, the  Predecessor  contributed  all of its assets and all of its  liabilities  to the  Company in exchange  for 160 million  shares of common stock  of the  Company,  which  were  subsequently  distributed  equally  to the
Company's members,  Alowex and Remnant Media, LLC which each received 80 million shares of common stock of Soft Wave Media, Inc. On January 19, 2006, the Company
also sold 40 million shares of common stock to new investors for $2,000,000,  or
$1,982,000 net of expenses.  The stockholders also entered a registration rights agreement  which  provides  for, as  defined,  the right of first  referral  and incidental  registration  rights if the Company  proposes to file a registration statement under the Securities Act.

In December 2005, these investors  advanced the Predecessor  $200,000 toward the purchase of these shares.  Concurrent with this investment the Company agreed to pay to Alowex and Remnant Media,  LLC a total of $400,000 for past services.  Of this amount  $150,000 was paid prior to December 31, 2005, with the balance paid in January 2006. The ownership  structure of the Company after this  transaction is as follows:

              Shareholders                     # of Common Shares
              ------------                     ------------------
              Alowex, LLC                          80,000,000
              Remnant Media, LLC                   80,000,000
              New investors                        40,000,000
                                                  -----------

              Total shares outstanding            200,000,000
                                                  ===========

On January 31, 2006, each of Alowex and Remnant Media  distributed its shares to its respective members.

On April  20,  2006,  certain  shareholders  of the  Company  collectively  sold
2,078,479  shares of common stock of SoftWave Media Exchange,  Inc. in a private placement to 65 purchasers at a price of $1.50 per share.

NOTE 9   RELATED PARTY TRANSACTIONS

Amounts owed to Related Parties as of March 31, 2006:

Alowex Note payable (see Note 4)                   $1,400,000

Letter agreements:  (see Note 6)
     Alowex LLC                                     1,300,000
     Remnant Media LLC                              1,300,000
                                                   ----------

Due to related parties                             $2,600,000
                                                   ==========

During the period ended March 31, 2006 the Company received consulting services, web hosting services and rent charges totaling  $144,000 from companies owned by shareholders of the company; $64,000 of this amount has been included in cost of revenues and $80,000 has been  included in selling,  general and  administrative expenses in the accompany statement of operations.

                                       23